Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT AND TO SECURITY AND PLEDGE AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND TO SECURITY AND PLEDGE AGREEMENT dated as of February 25, 2009 (the “First Amendment”), is entered into by and among SMURFIT-STONE CONTAINER ENTERPRISES, INC., a Delaware corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (“U.S. Borrower”), SMURFIT-STONE CONTAINER CANADA INC., a company continued under the Companies Act (Nova Scotia), and operating pursuant to a proceeding under the CCAA, and a debtor and debtor in possession in a case pending under Chapter 11 of the Bankruptcy Code (“Canadian Borrower,” and together with the U.S. Borrower, the “Borrowers”), SMURFIT-STONE CONTAINER CORPORATION, a Delaware corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (“Parent”), the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent.

WITNESSETH:

WHEREAS, the Borrowers, the Lenders, and the Agents are parties to that certain Credit Agreement dated as of January 28, 2009, pursuant to which the Lenders have made available to the Borrowers a term loan, revolving credit and letter of credit facility in an aggregate principal amount not to exceed US$750,000,000 (the “Credit Agreement”), and the Administrative Agent, the U.S. Borrower and each of the other Grantors party thereto are parties to that certain Security and Pledge Agreement dated as of January 28, 2009 (the “Security Agreement”);

WHEREAS, the Borrowers have requested that the Lenders amend and supplement the Credit Agreement and Security Agreement to reflect certain modifications to the Credit Agreement and Security Agreement;

WHEREAS, the Lenders have agreed to (i) amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement, and (ii) concur in an amendment by the Administrative Agent to the Security Agreement to reflect certain modifications to the Security Agreement;

WHEREAS, upon the occurrence of the First Amendment Effectiveness Date (as defined below), each of the parties to the Credit Agreement shall be deemed to have become a party to the Amended and Restated Credit Agreement (as in effect after giving effect to this First Amendment) in the form of Exhibit A hereto; and

WHEREAS, upon the occurrence of the First Amendment Effectiveness Date, each of the Lenders party to this Agreement shall have consented to the amendments to the Security Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Definitions.  Capitalized terms used and not otherwise defined in this First Amendment are used as defined in the Credit Agreement (after giving effect to this First Amendment).  In addition, the capitalized term “First Amendment Effectiveness Date” shall mean the first Business Day on which the conditions set forth in Section 4 hereof are fully satisfied to the satisfaction of the Administrative Agent or waived by the Administrative Agent.  The Administrative Agent will give the Borrowers and each Lender written notice of the occurrence of the First Amendment Effectiveness Date.

Section 2.                                            Amendments to Credit Agreement.  Subject to the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended and restated as follows:

2.1                                 Each of the provisions of the Credit Agreement which appear with computerized underscoring are inserted and each of the provisions which appear with computerized strike-through are deleted in the document annexed hereto as Exhibit A.

2.2                                 Annex A-2 to the Credit Agreement (as in effect prior to giving effect to this First Amendment) is hereby replaced in its entirety by Annex A-2 to the document attached as Exhibit A hereto.

2.4                                 Annex A-5 attached hereto as Exhibit B is hereby inserted as Annex A-5 of the Credit Agreement.

2.3                                 The Lenders hereby waive any Events of Default arising under Section 7.1(a) of the Credit Agreement to the extent, but solely to the extent, that such Events of Default are a result of Smurfit Stone Puerto Rico, Inc.’s failure to be in good standing under the law of its jurisdiction of organization prior to the First Amendment Effectiveness Date.

Section 3.                                            Amendments to Security Agreement.  Subject to the conditions set forth in Section 4 hereof, the Security Agreement is hereby amended as follows:

3.1                                 Section 7.2 of the Security Agreement is hereby amended and restated to read as follows:

7.2.                              Covenant Regarding New Deposit Accounts; Lock Boxes.  Before opening or replacing any Collateral Deposit Account, other Deposit Account (other than deposit accounts of Calpine, zero balance accounts, payroll accounts, withholding tax payment accounts and the Adequate Assurance Account (as defined below)), in which an average balance of at least $1,000,000 is maintained (provided that, the aggregate average balance in Deposit Accounts (other than deposit accounts of Calpine, zero balance accounts, payroll accounts, withholding tax payment accounts and the Adequate Assurance Account) as to which a Deposit Account Control Agreement is not in effect shall not exceed $5,000,000), or establishing a new Lock Box, each Grantor (other than Calpine) shall (a) obtain the Administrative Agent’s consent in writing to the opening of such Deposit Account or Lock Box, and (b) cause each bank or financial institution in which it seeks to open (i) a Deposit Account, to enter into a Deposit

Account Control Agreement with the Administrative Agent in order to give the Administrative Agent Control of such Deposit Account, or (ii) a Lock Box, to enter into a Lock Box Agreement with the Administrative Agent in order to give the Administrative Agent Control of the Lock Box.  In the case of Deposit Accounts or Lock Boxes maintained with Lenders, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.   The “Adequate Assurance Account” shall mean that certain account established at JPMorgan Chase Bank, N.A. pursuant to the INTERIM ORDER PURSUANT TO SECTIONS 1059A) AND 366(B) OF THE BANKRUPTCY CODE (I) PROHIBITING UTILITY PROVIDERS FROM ALTERING, REFUSING OR DISCONTINUING UTILITY SERVICES, (II) DEEMING UTILITY PROVIDERS ADEQUATELY ASSURED OF FUTURE PERFORMANCE, AND (III) ESTABLISHING PROCEDURES FOR DETERMINING ADEQUATE ASSURANCE OF PAYMENT and the final order with respect to such interim order.

3.2                                 The reference in Section 8.7 of the Security Agreement to Section 9.02 of the Credit Agreement is hereby corrected to be a reference to Section 9.10 of the Credit Agreement.

Section 4.                                            Effectiveness.  The effectiveness of this First Amendment, the amendment and restatement of the Credit Agreement and the amendment of the Security Agreement are subject to the following conditions precedent:

4.1                                 Supporting Documents.  The Administrative Agent shall have received for each of the Loan Parties:

4.1.1                        bring-down certificates delivered by each Loan Party (A) certifying that there were no changes, or providing the text of changes, to the Organizational Documents of such Loan Party as delivered pursuant to Section 4.1(a)(i) of the Credit Agreement and (B) to the effect that each Loan Party is in good standing in its jurisdiction of incorporation, organization or formation;

4.1.2                        signature and incumbency certificates of the officers of such Loan Party executing the Loan Documents to which it is a party, dated as of the First Amendment Effectiveness Date;

4.1.3                        duly adopted resolutions of the board of directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of this First Amendment, certified as of the First Amendment Effectiveness Date by its secretary or assistant secretary as being in full force and effect without modification or amendment; and

4.1.4                        such other documents as the Administrative Agent may reasonably request.

4.2                                 Loan Documents.  Each Loan Party, the Super-majority Lenders and the Administrative Agent shall have signed a counterpart of this First Amendment (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent.

4.3                                 Opinion of Counsel.  The Administrative Agent and the Lenders shall have received the favorable written opinion of counsel to the Loan Parties, acceptable to the Administrative Agent, substantially in the form of Exhibit C.

4.4                                 Payment of Fees and Expenses.  The Loan Parties shall have paid to the Administrative Agent any unpaid balance of the fees and expenses due and payable by the Loan Parties pursuant to the Loan Documents.

4.5                                 Closing Documents.  The Administrative Agent shall have received all documents required by this First Amendment satisfactory in form and substance to the Administrative Agent in its exclusive discretion.

Section 5.                                            Representations and Warranties.  Each Loan Party represents and warrants to the Lenders that:

5.1                                 After giving effect to the First Amendment, the amendment and restatement of the Credit Agreement and the amendment of the Security Agreement, the  representations and warranties of the Loan Party contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date);

5.2                                 After giving effect to the First Amendment, the amendment and restatement of the Credit Agreement and the amendment of the Security Agreement, (i) each Loan Party is in compliance with all the terms and provisions set forth in the Credit Agreement and the Security Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this First Amendment; and

5.3                                 To the knowledge of the Loan Parties, the failure of Smurfit-Stone Puerto Rico, Inc. to be in good standing under the laws of its jurisdiction of organization during the period from the Closing Date to the First Amendment Effective Date is due solely to the failure of the officers of Smurfit-Stone Puerto Rico, Inc. to execute the 2006 Annual Report filed with the Department of State of the Commonwealth of Puerto Rico.

Section 6.                                            Choice of Law. THIS FIRST AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 7.                                            Full Force and Effect.  Except as specifically amended hereby, all of the terms and conditions of the Credit Agreement and Security Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed.  No reference to this First Amendment need be made in any instrument or document at any time referring to the Credit Agreement or Security Agreement, and a reference to the Credit Agreement or Security Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement or Security Agreement, as the case may be, as amended hereby.

Section 8.                                            Counterparts; Electronic Signatures.  This First Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.  The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Section 9.                                            Headings.  Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this First Amendment.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and the year first written.

SMURFIT-STONE CONTAINER ENTERPRISES, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMURFIT-STONE CONTAINER CANADA INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMURFIT-STONE CONTAINER CORPORATION

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

CALPINE CORRUGATED LLC

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

CAMEO CONTAINER CORPORATION

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement and to Security and Pledge Agreement

LOT 24D REDEVELOPMENT CORPORATION

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

ATLANTA & SAINT ANDREWS BAY RAILWAY COMPANY

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

STONE INTERNATIONAL SERVICES CORPORATION

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

STONE GLOBAL, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

STONE CONNECTICUT PAPERBOARD PROPERTIES, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMURFIT-STONE PUERTO RICO, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement and to Security and Pledge Agreement

SMURFIT NEWSPRINT CORPORATION

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SLP FINANCE I, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SLP FINANCE II, INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMBI INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

3083527 NOVA SCOTIA COMPANY

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

MBI LIMITED/LIMITÉE

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SMURFIT-MBI, by its general partner, MBI Limited/Limitée

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement and to Security and Pledge Agreement

STONE CONTAINER FINANCE COMPANY OF CANADA II

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer
639647 BRITISH COLUMBIA LTD.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

B.C. SHIPPER SUPPLIES LTD.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SPECIALTY CONTAINERS INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

SLP FINANCE GENERAL PARTNERSHIP, by its general partner, SLP Finance I, Inc.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

FRANCOBEC COMPANY

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

605681 N.B. INC.

By:	/s/ Charles A. Hinrichs
Name:	Charles A. Hinrichs
Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement and to Security and Pledge Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A.
Individually and as Administrative Agent and Collateral Agent

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH
Individually and as Canadian Administrative Agent and Canadian Collateral Agent

By:	/s/ Sara Collins
Name:	Sara Collins
Title:	Executive Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Frank Fazio
Name:	Frank Fazio
Title:	Managing Director

By:	/s/ Philip Saliba
Name:	Philip Saliba
Title:	Director

Signature Page to First Amendment to Credit Agreement and to Security and Pledge Agreement

EXHIBIT A

FORM OF AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT B

ANNEX A-5

[to come]

EXHIBIT C

FORM OF OPINION

[to come]